Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

HERSHA HOSPITALITY TRUST

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2016

(Unaudited, Dollar Amounts in Thousands)

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016 for the Company, presents the closing of the transaction with Cindat to form a joint venture (“Owner JV”) that initially invests in seven of our limited service hotels in Manhattan (“JV Properties”) as if this transaction occurred on March 31, 2016.

The unaudited pro forma condensed consolidated balance sheet should be read in conjunction with (i) the Company’s unaudited financial statements as of and for the three months ended March 31, 2016 included in our Quarterly Report on Form 10-Q, filed with the SEC on May 2, 2016, (ii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2016, related to this transaction, (iii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 2, 2016, related to this transaction, (iv) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May  5, 2016, related to this transaction, and (v) the notes to the pro forma condensed consolidated balance sheet included in this Form 8-K/A.  In management’s opinion, adjustments necessary to reflect the effects of the disposition have been made based on management’s best estimate.

The following unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of the financial condition of the Company assuming such contribution had been completed as of March 31, 2016, nor is it indicative of future financial condition of the Company.

SHA HOSPITALITY TRUST

	(A)	(B)
	Historical	Contribution of JV Properties to Owner JV	Pro Forma
Assets:
Investment in Hotel Properties, net of Accumulated Depreciation	$1,702,891	$-	$1,702,891
Investment in Unconsolidated Joint Ventures	9,853	26,114	35,967
Cash and Cash Equivalents	23,677	168,605	192,282
Other Assets	87,626	(6,486)	81,140
Hotel Assets Held for Sale	264,784	(264,784)	-
Total Assets	2,088,831	$(76,552)	$2,012,279

Liabilities and Equity:
Line of Credit	$178,550	$(178,550)	$-
Unsecured Term Loan	547,829	(39,400)	508,429
Unsecured Notes Payable	50,538	-	50,538
Mortgages Payable	495,604	-	495,604
Deferred Gain	-	70,351	70,351
Other Liabilities	77,464	(4,381)	73,083
Debt Related to Assets Held for Sale	55,203	(55,203)	-
Total Liabilities	$1,405,188	$(207,183)	$1,198,005

Shareholders’ Equity	$650,957	$130,631	$781,588
Noncontrolling Interests	32,686	-	32,686
Total Equity	683,643	130,631	814,274

Total Liabilities and Equity	$2,088,831	$(76,552)	$2,012,279

Notes and Management’s Assumptions to the

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2016

(Unaudited, Dollar Amounts in Thousands)

(A)	Represents the unaudited Condensed Consolidated Balance Sheet of Hersha as of March 31, 2016 as filed on Form 10-Q.

(B)

Represents the adjustment for Hersha’s contribution of the JV Properties to the Owner JV, which includes seven limited service hotels in Manhattan.  In exchange for the contribution, Hersha acquired a 30% common equity interest and a $37.0 million preferred equity interest that entitles us to a 9% cumulative return.  Owner JV refinanced the JV Properties and proceeds were distributed to Hersha and Cindat, reducing Hersha’s investment in joint ventures to $26.1 million.

The JV Properties contributed to Owner JV had a net book value of $264.8 million and were classified as hotel assets held for sale on our consolidated balance sheet as of March 31, 2016.  Cindat cash contributions to Owner JV for its 70% common equity interest were based on JV Properties being valued at $543.5 million.  The contribution of our interests in the JV Properties results in a gain of $201.0 million, of which $70.4 million is recorded on the balance sheet as deferred gain.  Other assets of $2.0 million were contributed to the Owner JV while other liabilities of $4.4 million were assumed by Owner JV.

Proceeds resulting from the transactions noted above were $442.1 million, which were used to pay down $55.2 million in mortgage indebtedness, $178.6 million in outstanding borrowings on our line of credit, and $39.4 million in borrowings under our term loan.  Escrow deposits of $4.5 million were returned to us as a result of the repayment of mortgage indebtedness.

HERSHA HOSPITALITY TRUST

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2015

(Unaudited, Dollar Amounts in Thousands Except per Share Data)

The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 for the Company presents the contribution of JV Properties to the Owner JV as if the contribution occurred on January 1, 2015.

The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with (i) the Company’s audited financial statements for the year ended December 31, 2015 included in our Annual  Report on Form 10-K, filed with the SEC on February 17, 2016, (ii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2016, related to this joint venture formation, (iii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 2, 2016, related to this transaction, (iv) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 5, 2016, related to this transaction, and (v) the notes to the pro forma condensed consolidated balance sheet included in this Form 8-K/A .  In management’s opinion, adjustments necessary to reflect the effects of the joint venture have been made based on management’s best estimate.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming if such contribution had been completed as of January 1, 2015, nor is it indicative of the results of operations for future periods.

	For the Year Ended December 31, 2015
	(A)	(B)
	Historical	Contribution of JV Properties to Owner JV	Pro Forma
Revenue:
Hotel Operating Revenues	$ 470,272	$ (81,966)	$ 388,306
Other Revenues	113	246	359
Total Revenue	470,385	(81,720)	388,665
Operating Expenses:
Hotel Operating Expenses	254,313	(39,150)	215,163
Hotel Ground Rent	3,137	-	3,137
Real Estate and Personal Property Taxes and Property Insurance	34,518	(8,927)	25,591
General and Administrative	20,515	(8)	20,507
Acquisition and Terminated Transaction Costs	1,119	(43)	1,076
Depreciation and Amortization	74,390	(7,820)	66,570
Total Operating Expenses	387,992	(55,948)	332,044

Operating Income	82,393	(25,772)	56,621

Interest Income	193	-	193
Interest Expense	(43,557)	3,614	(39,943)
Other Expense	(367)	2	(365)
Loss on Debt Extinguishment	(561)	-	(561)

Income Before Income from Unconsolidated Joint Venture Investments and Income Taxes	38,101	(22,156)	15,945

Income from Unconsolidated Joint Venture Investments	965	3,330	4,295

Income Before Income Taxes	39,066	(18,826)	20,240

Income Tax Benefit	3,141	(1,206)	1,935

Net Income	42,207	(20,032)	22,175

(Income) Loss Allocated to Noncontrolling Interests	(411)	769	358
Preferred Distributions	(14,356)	-	(14,356)

Net Income applicable to Common Shareholders	$ 27,440	$ (19,262)	$ 8,178

Earnings Per Share from Continuing Operations applicable to Common Shareholders:
Basic	$ 0.56	$ 0.16
Diluted	$ 0.56	$ 0.16

Weighted Average Common Shares Outstanding:
Basic	47,786,811	47,786,811
Diluted	48,369,658	48,369,658

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2015

(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s Condensed Consolidated Statement of Operations for the year ended December 31, 2015 as filed in our Annual Report on Form 10-K.

(B)

Represents the removal of income and expense related to the JV Properties contributed to Owner JV.  The removal of the JV Properties resulted in a reduction of approximately $22.4 million of income from continuing operations before income from unconsolidated joint ventures.  Income from unconsolidated joint ventures of $3.3 million is included as a result of our 9% preferred equity interest in the Owner JV.

HERSHA HOSPITALITY TRUST

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2016

(Unaudited, Dollar Amounts in Thousands Except per Share Data)

The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2016 for the Company presents the contribution of JV Properties to the Owner JV as if the contribution occurred on January 1, 2016.

The unaudited pro forma condensed consolidated statement of operations should be read in conjunction with (i) the Company’s unaudited financial statements as of and for the three months ended March 31, 2016 included in our Quarterly Report on Form 10-Q, filed with the SEC on April 29, 2016, (ii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 4, 2016, related to this transaction, (iii) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 2, 2016, related to this transaction, (iv) the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 5, 2016, related to this transaction, and (v) the notes to the pro forma condensed consolidated balance sheet included in this Form 8-K/A.  In management’s opinion, adjustments necessary to reflect the effects of the disposition have been made based on management’s best estimate

The following unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of Hersha would have been assuming if such contribution had been completed as of January 1, 2016, nor is it indicative of the results of operations for future periods.

	For the Three Months Ended March 31, 2016
	(A)	(B)
	Historical	Contribution of JV Properties to Owner JV	Pro Forma
Revenue:
Hotel Operating Revenues	$ 106,847	$ (12,594)	$ 94,253
Other Revenues	23	38	61
Total Revenue	106,870	(12,556)	94,314
Operating Expenses:
Hotel Operating Expenses	65,718	(8,187)	57,531
Hotel Ground Rent	893	-	893
Real Estate and Personal Property Taxes and Property Insurance	9,156	(2,252)	6,904
General and Administrative	5,400	-	5,400
Acquisition and Terminated Transaction Costs	1,508	-	1,508
Depreciation and Amortization	20,060	(2,103)	17,957
Total Operating Expenses	102,735	(12,542)	90,193

Operating Income	4,135	(14)	4,121

Interest Income	46	-	46
Interest Expense	(12,221)	889	(11,332)
Other Expense	(123)	-	(123)
Loss on Debt Extinguishment	(42)	-	(42)

Loss Before Loss from Unconsolidated Joint Venture Investments and Income Taxes	(8,205)	875	(7,330)

(Loss) Income from Unconsolidated Joint Venture Investments	(214)	833	619

Loss Before Income Taxes	(8,419)	1,708	(6,711)

Income Tax Benefit	-	(1,144)	(1,144)

Net Loss	(8,419)	564	(7,855)

Loss Allocated to Noncontrolling Interests	687	(25)	662
Preferred Distributions	(3,589)	-	(3,589)

Net Loss applicable to Common Shareholders	$ (11,321)	$ 539	$ (10,782)

Earnings Per Share from Continuing Operations applicable to Common Shareholders:
Basic	$ (0.26)	$ (0.24)
Diluted	$ (0.26)	$ (0.24)

Weighted Average Common Shares Outstanding:
Basic	44,379,327	44,379,327
Diluted	44,379,327	44,379,327

HERSHA HOSPITALITY TRUST

Notes and Management’s Assumptions to the

Pro Forma Condensed Consolidated Statement of Operations

For the Three Months Ended March 31, 2016

(Unaudited, Dollar Amounts in Thousands Except per Share Data)

(A)	Represents Hersha’s unaudited Condensed Consolidated Statement of Operations for the three months ended March 31, 2016 as filed on Form 10-Q.

(B)

Represents the removal of income and expense related to the JV Properties contributed to Owner JV.  The removal of the JV Properties resulted in a reduction of approximately $0.8 million of loss from continuing operations before income from unconsolidated joint ventures.  Income from unconsolidated joint ventures of $0.8 million is included as a result of our 9% preferred equity interest in the Owner JV.